                                                                   Exhibit 23.7

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified accountants, we hereby consent to the use of our report on the financial statements of RC Aluminum dated March 6, 1998, and to all references to our Firm, included in or made part of the American Architectural Products Corporation Form S-1 Registration Statement filed August 7, 1998.




                                          OLIN, GOTTLIEB, ROTOLANTE,
                                          VILLALOBOS & MAYA, P.A.

Coral Gables, Florida
August 7, 1998